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EXHIBT 10.10

                                 LEASE AGREEMENT




















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                                TABLE OF CONTENTS

ARTICLE                                                               PAGE
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   1.0      RENT & TERMS                                               2

   2.0     SECURITY DEPOSIT                                            6

   3.0     USE                                                         7
                  3.5   Signs                                          8
                  3.6   Protecting Premises                            8
                  3.7  Locks                                           8
                  3.8  Advertising                                     8
                  3.9   Utilities                                      8
                  3.10 Hazardous Materials                             9
                  3.11 Defacing Premises                               9
                  3.12 Overloading                                     10
                  3.13 Obstruction of Common Areas                     10
                  3.14 Nuisances                                       10

    4.0     ALTERATIONS, MAINTENANCE & REPAIRS                         11
                  4.1   By Landlord                                    11
                  4.2   By Tenant                                      11
                  4.6   Carpeting                                      12

    5.0     ASSIGNMENT & SUBLETTING                                    13

    6.0     INSURANCE & INDEMNIFICATIONS                               14

    7.0     MORTGAGES, TITLE, LIENS                                    17
    8.0     EMINENT DOMAIN & DESTRUCTION OF PREMISES 18
    9.0     SURRENDER OF PREMISES                                      21
    10.0   LANDLORD'S REMEDIES                                         23

    11.0   LANDLORD SHALL FURNISH                                      25

    12.0   RIGHTS RESERVED TO LANDLORD                                 26

    13.0   MISCELLANEOUS                                               27
                  13.1   Legal Fees                                    27
                  13.2   Additional Billing                            27
                  13.3  Rent After Termination                         28
                  13.4  Successors & Assigns                           28
                  13.5   Notices                                       28
                  13.6  Entire Agreement 13.11 Option to Renew         29

                  SIGNATURE PAGE                                       30

                           Exhibit "A" - Map                           31

                           Exhibit "B" - Space Plan                    32
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                               THE LEASE AGREEMENT


THIS LEASE, made NOVEMBER 22. 1996 between
                 -----------------


LANDLORD:                Arthur J. Rogers & Co., Agent for the beneficiary
                         pursuant to Trust Agreement  established  with American
                         National Bank, as Trustee,  pursuant to Trust Agreement
                         dated   December  20,  1995  and  known  as  Trust  No.
                         120886-05

TENANT:                  MOLECULAR GERIATRICS CORP. A DELAWARE CORPORATION

BUILDING:                SOUTH

DEVELOPMENT:             ROGERS EXECUTIVE PARKE Exhibit A attached

SQUARE FOOTAGE:          7,500 S.F.

PREMISES:                50 LAKEVIEW PARKWAY - SUITES 110 & 111
                         Vernon Hills, Illinois 60061

TENANT'S SHARE OF
IMPROVEMENTS:            $- 65.000.00*

         *LANDLORD AGREES TO PAY FOR ALL TENANT IMPROVEMENT COSTS IN EXCESS OF $65,000,00, EXCEPT THAT ANY ADDITIONAL COSTS DUE TO SPECIAL REQUIREMENTS IMPOSED BY THE VILLAGE OF VERNON HILLS AS A RESULT OF TENANT'S TYPE OF USE OR ANY REVISIONS MADE TO THE CURRENT SPACE PLAN BY TENANT WHICH RESULT IN AN INCREASE IN COSTS ARE TO BE BILLED TO TENANT IN ADDITION TO THE $65,000.00. $165,000.00 OF TENANT IMPROVEMENTS ARE INCLUDED IN LEASE RATE.

         Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises described above and in Exhibit A attached hereto and made a part hereof. In consideration thereof, the parties covenant and agree as follows:


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                             ARTICLE 1. RENT & TERM

1.0   TERM

        The Lease term is from FEBRUARY 1.1997 to APRIL 30. 2002
                               ---------------    --------------


1.1   RENTAL

         Tenant shall pay to Landlord the sum of FOUR HUNDRED FIFTY THOUSAND, TWO HUNDRED TWENTY-FIVE and NO/100 DOLLARS ($450,225.00) as rent in installments as follows:
                  From 2/01/97 to 4/30/97 in monthly installments of $ - 0 - From 5/01/97 to 4/30/98 in monthly installments of $7,356.25
                  From 5/01/98 to 4/30/99 in monthly  installments  of $7,356.25
                  From 5/01/99 to 4/30/00 in monthly  installments  of $7,356.25
                  From 5/01/00 to 4/30/01 in monthly installments of $7,725.00 From 5/01/01 to 4/30/02 in monthly installments of $7,725.00

1.2   ADDITIONAL RENT - REAL ESTATE TAXES AND TENANT'S PROPORTIONATE SHARE.

         In addition to Fixed Rent, Tenant shall pay to Landlord Tenant's proportionate share (6.33%) ("Tenant's Proportionate Share") of all taxes and assessments, general and special, and all other impositions, ordinary and extraordinary, of any kind and nature whatsoever (or any substitution thereof), which may be levied, assessed or imposed upon the Development (as constructed from time to time) and Tenant's Proportionate Share of any and all reasonable fees and expenses incurred by Landlord in its efforts to reduce said taxes (collectively "Real Estate Taxes"). If Landlord is successful in reducing said taxes Tenant shall share proportionately in such reduction.

         The Landlord shall in good faith estimate the Real Estate Taxes to be incurred by the Landlord during each year of the Lease and a sum equal to one-twelfth (1/12th) thereof shall be paid by the Tenant each month of the term of this Lease.

         Payment of additional rental for Tenant's Proportionate Share of Real Estate Taxes is due within ten (10) days following Tenant's receipt of the invoice. Late payments are subject to late charges as included in Section 1.7. Within ninety (90) days following receipt of the bill for Real Estate Taxes for the applicable year, Landlord shall furnish the Tenant with a copy of the same and there shall be an adjustment between the Landlord and Tenant with payment to or a refund by Landlord, as the case may be, so that the amount charged to the Tenant does not exceed Tenant's Proportionate Share of the Real Estate Taxes actually paid.

         Upon the termination of the Lease, by lapse of time or otherwise, the Tenant shall pay Tenant's Proportionate Share based upon the actual amount of Real Estate Taxes, if known, or if not known, based on an estimate of 110% of the previous year's actual Real Estate Taxes prorated for any partial calendar year. This amount will be billed and due prior to the last day of occupancy. UPON RECEIPT OF THE TAX BILL FOR SUCH PARTIAL YEAR, LANDLORD SHALL REFUND ANY OVERPAYMENT TO TENANT. THIS OBLIGATION SHALL SURVIVE THE TERMINATION OF THE LEASE.


1.3  ADDITIONAL RENT - COMMON AREA EXPENSES

         Tenant shall pay to the Landlord as additional rent for the Premises, Tenant's Proportionate Share (6.33 %) of the expenses attributable to "Common Areas" (hereafter defined). Billings for additional rental for Real Estate

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Expenses are due within ten (10) days  following  receipt of the  invoice.  Late payments are subject to late charges as included in Section 1.7. he Landlord shall in good faith estimate the "Common Area Expenses" (hereafter defined) to be incurred by the Landlord during each year of the Lease and a sum equal to one-twelfth (1/12th) thereof shall be paid by the tenant each month of the term of this Lease.

         "Common Area Expenses" shall mean any and all reasonable expenses incurred by the Landlord in connection with Common Areas within the Building and Development, including, but not limited to, snow removal, landscaping, exterior window washing, parking lot, roof, exterior wall, foundation, sidewalk repair and maintenance, cleaning, fire and extended coverage insurance and liability insurance against casualties in such Common Areas, management fees, all other repairs and maintenance, depreciation of any equipment used in maintaining the Common Area and other expenses usually and customarily charged to tenants as Common Area expenses in like industrial developments. LANDLORD SHALL MAINTAIN THE COMMON AREAS IN GOOD ORDER, CONDITION AND REPAIR.

         Within ninety (90) days following the end of each calendar year during the term. of the Lease, Landlord will furnish Tenant with a Statement of Common Area Expenses prepared and certified to by an independent certified public accountant, which statement shall be binding on Landlord and Tenant UNLESS LANDLORD IS NOTIFIED IN WRITING WITHIN THIRTY (30) DAYS OF TENANT'S OBJECTIONS. Any overpayment made by the Tenant shall be refunded to Tenant and any underpayment shall be billed to and paid by Tenant. In the event of any dispute as to Tenant's Proportionate Share of Common Area Expenses, the Tenant shall have the right once each twelve (12) calendar month period, upon reasonable written notice, at its own expense, to inspect the Landlord's accounting records relative to Common Area Expenses at Landlord's accounting office during normal business hours. Unless Tenant shall take written exception to any item included in Common Area Expenses for any period prior to such inspection within fifteen
(15) days following such inspection, all previous statements shall be considered as final and accepted by the Tenant. IN THE EVENT THAT TENANT TAKES EXCEPTION TO ANY ITEMS, LANDLORD AND TENANT SHALL JOINTLY APPOINT A CPA WHOSE DETERMINATION SHALL BE BINDING ON LANDLORD AND TENANT. IN THE EVENT THAT TENANT'S INSPECTION REVEALS AN OVERCHARGE OF MORE THAN TEN (10%) PERCENT IN THE AGGREGATE, LANDLORD SHALL PAY THE COST OF SUCH INSPECTION.

         Upon the termination of the Lease, by lapse of time or otherwise, the Tenant shall pay Tenant's Proportionate Share based upon the actual amount of Common Area Expenses, if known, or if not known, based on an estimate of 110% of the previous year's actual Common Area Expenses prorated for any partial calendar year. This amount will be billed and due prior to the last day of occupancy. If, when billed, the Tenant's Proportionate Share has been estimated, the Landlord shall, upon receipt of the bill for Common Area Expenses for the applicable year compute the actual amount payable by the Tenant and either refund overpayment or bill the Tenant for underpayment. THIS PROVISION SHALL SURVIVE THE TERMINATION OF THIS LEASE. IN NO EVENT SHALL "COMMON AREA EXPENSES" INCLUDE THE FOLLOWING:

         COSTS OF  LEASING  SPACE TO  TENANTS,  INCLUDING  LEASING  COMMISSIONS,
BUILD-OUT COSTS; CAPITAL EXPENSES; ANY FINES OR LATE CHARGES IMPOSED ON LANDLORD; ANY PRINCIPAL, INTEREST OR GROUND RENT PAYMENT; ATTORNEY'S FEES OR OTHER COSTS IN ENFORCING OTHER LEASES OF THE DEVELOPMENT; ANY COSTS OF SERVICES PROVIDED TO OTHER TENANTS OF THE DEVELOPMENT, BUT NOT TO TENANT; ANY SERVICES RENDERED TO THE DEVELOPMENT BY AFFILIATES OF LANDLORD OR THE MANAGING AGENT OF THE DEVELOPMENT, TO THE EXTENT THAT SUCH COST EXCEEDS THE COST THAT WOULD HAVE BEEN CHARGED BY AN UNRELATED THIRD PARTY; AND COSTS OF SALARIES AND BENEFITS FOR ANY PERSON ABOVE THE RANK OF DEVELOPMENT MANAGER.

         Billings for additional rental for Common Area Expenses are due within ten (10) days following receipt of the invoice. Late payments are subject to late charges as included in Section 1.7.

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1.4   DEFINITION OF TENANT'S PROPORTIONATE SHARE

         For sections 1.2 and 1.3 Tenant's "Proportionate Share" has been computed by dividing 118,500 square feet (the total rentable area of the entire development) into 7,500 SQUARE FEET (the square footage of the leased premises).

1.5   PLACE DUE

         All Fixed Rent, Tenant's Proportionate Share of Real Estate Taxes and Common Area Expenses and other sums due under this Lease shall be paid to Landlord at Dept. 77-7258, Chicago, Illinois, 60678-7258 or at such other place as Landlord may from time to time direct in writing.


1.6   DUE DATE

         Fixed Rent is due in advance promptly on the first day of every calendar month and Tenant's Proportionate Share of Real Estate Taxes and Common Area Expenses is due promptly as provided in Sections 1.2 and 1.3 without offset. If the Lease commences and/or terminates on other than the last day of the month, a prorated monthly installment shall be calculated based on a PER DIEM BASES.


1.7   LATE CHARGE ON PAST DUE RENT

         If rents are received later than TEN (10) days after the due date, Tenant shall pay on demand a late charge equal to five percent (5%) of the late installment, and five percent (5%) each month thereafter until paid in full.


1.8   PRIOR OCCUPANCY

         If Tenant occupies the leased Premises prior to the beginning of the term with Landlord's consent, all the provisions of this Lease shall be in full force commencing at such occupancy. Rent for such period shall be based on the above schedule; a prorated monthly installment shall be calculated on a PER DIEM BASIS.


1.9  DELAYED OCCUPANCY

         In the event that Landlord is prevented from completing the alterations and improvements described in Exhibit "B" due to the failure of the prior tenant to surrender possession of the premise to the Landlord, work stoppages, labor controversies, accidents or other causes beyond the reasonable control of Landlord, Landlord shall not be liable to Tenant for damages by reason thereof, nor shall Tenant be relieved from any obligation under this Lease, but the rental shall be abated based on the above schedule (a pro-rated monthly installment shall be calculated on a PER DIEM BASIS) until the said alterations and improvements are completed. In such event, the term of this Lease shall automatically be extended so as to include the full number of months provided for by this Lease.

         IN THE EVENT THAT LANDLORD FAILS ON OR BEFORE FEBRUARY 15,1997 TO DELIVER THE PREMISES WITH ALL OF THE ALTERATIONS AND IMPROVEMENTS SUBSTANTIALLY COMPLETED (EXCEPT FOR PUNCH LIST ITEMS), AND PROVIDED TENANT HAS DELIVERED TO LANDLORD THREE (3) COPIES OF THE EXECUTED LEASE ALONG WITH FINAL APPROVAL OF THE FLOOR PLAN BY NOVEMBER 25. 1996, CONFIRMATION ON ALL ELECTRICAL, PLUMBING, PIPING FOR AIR LINE, FLOOR FINISHES, ABOVE STANDARD HVAC AND EXHAUST SYSTEM REQUIREMENTS, TOGETHER WITH ALL MATERIAL SAFETY DATA SHEETS FOR CHEMICALS USED OR STORED, AND WAREHOUSE RACKING LAYOUT (IF ANY) BY NOVEMBER 27. 1996. LANDLORD SHALL PAY TO TENANT'S CURRENT LANDLORD ANY HOLDOVER COSTS WHICH MAY BE INCURRED BY TENANT AS A RESULT OF THE DELAYED OCCUPANCY BEGINNING FEBRUARY 16.1997 UNTIL

SUCH TIME AS PREMISES IS AVAILABLE FOR OCCUPANCY UNLESS DELAY WAS CAUSED BY TENANT, THE VILLAGE OF VERNON HILLS, OR OTHER CONDITIONS WHICH WERE BEYOND THE CONTROL OF LANDLORD. SUCH PAYMENT OF HOLDOVER COSTS SHALL NOT EXCEED ONE THOUSAND ($1,000.00) DOLLARS PER DAY.



                           ARTICLE 2. SECURITY DEPOSIT

2.1      SECURITY DEPOSIT

         Tenant shall deposit with Landlord, upon complete execution and delivery of this Lease, the below-listed amount to be held by Landlord, without obligation to pay interest, as security for tenant's covenant to pay the rent and perform all other obligations required under the terms and provisions thereof. Landlord may commingle the security deposit with other funds of the Landlord. In the event of any default on the part of Tenant, Landlord shall have the right to apply such security deposit, or any portion thereof, to cure such default. In the event the security deposit is reduced by reason of such application, then within five (5) days after notice from Landlord, Tenant shall deposit with Landlord such sum as may be necessary to restore the security deposit to its original amount. Landlord shall refund the security deposit without deduction to Tenant within thirty (30) days after the termination of this Lease, but if the security deposit had been reduced to cure any default on the part of Tenant and has not been restored to its original amount, only the remainder of the security deposit, if any, shall be refunded to Tenant upon termination of this Lease.

2.2   SECURITY DEPOSIT AMOUNT:  $14,712.50

2.3   SECURITY DEPOSIT TRANSFER

         If the Premises or Building is sold or otherwise conveyed by Landlord, the security deposit may be transferred to Landlord's successor, and if so, Tenant hereby releases Landlord from any and all liability with respect to said deposit and its application or return.


                                 ARTICLE 3. USE

3.1     USAGE

Tenant shall use and occupy the Premises for LABORATORY AND OFFICE and for no other purposes.


3.2   LAWS & REGULATIONS

         Tenant shall use and occupy the Premises and Common Areas subject to the terms and conditions of this Lease, Tenant's compliance with the applicable laws, ordinances, and regulations of any governmental agencies having jurisdiction over the Tenant's business, the Building, Common Areas, and the Premises, and in compliance with the reasonable rules and regulations that the Landlord will prescribe from time to time.


3.3  COMMON AREAS

         For so long as Tenant is not in default, Landlord grants Tenant a nonexclusive revocable (in the event of default) license to use and occupy in common with others entitled thereto the Common Areas, which include sidewalks, entrances, loading docks, parking areas, driveways, service roads, and any other areas or facilities which Landlord, in its sole discretion, may designate for common use ("Common Areas").

3.4  QUIET ENJOYMENT

         For so long as Tenant is not in default, Tenant shall peaceably and quietly hold and enjoy the Premises for the term of the Lease without hindrance or interruption by Landlord, subject nevertheless to the terms and conditions of this Lease.

3.5   SIGNS

         A sign containing Tenant's name, of a size and design approved by Landlord, may be placed on the front door entering the Premises and at the rear door of the Premises. No other sign shall be affixed to any part of the building. Tenant's sign shall be installed by the Landlord at Tenant's expense.


3.6   PROTECTING PREMISES

         Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and turn off non-required utilities in the Premises.


3.7   LOCKS

         Tenant shall not place additional locks upon any door or window or change existing locks without the written consent of the Landlord. Landlord may remove such locks, and the Tenant shall pay for any damages to the door or its jamb. Duplicate keys are to be provided only by the Landlord, the cost of which shall be paid by the Tenant. LANDLORD ACKNOWLEDGES THAT TENANT WILL BE INSTALLING, AT TENANT'S EXPENSE, A SECURITY SYSTEM IN THE PREMISES. TENANT SHALL REMOVE SUCH SYSTEM, AT TENANT'S EXPENSE, UPON THE TERMINATION OF THIS LEASE.


3.8   ADVERTISING

         Tenant shall not in any manner use the name of the Building for any purpose other than that of the business address of the Tenant, or use any picture or likeness of the Building without the express written consent of the Landlord.


3.9    UTILITIES

         The Tenant shall pay for all electricity, gas, water, sewer, telephone and other utilities, including that used for heating and air conditioning, which are used in the Premises during the lease term. Tenant shall not overload the electrical wiring of the Premises. All electric wiring and other utility piping must be connected as directed by the Landlord. No boring, drilling or cutting for wires is permitted without the Landlord's written consent. Landlord, at its cost, will provide one "50 pair" telephone cable to the Premises and Tenant, at its expense, shall extend all telephone wiring within the Premises in accordance with plans and specifications and by contractors approved by Landlord.


3.10 HAZARDOUS MATERIALS OR OPERATIONS

         (A) LANDLORD ACKNOWLEDGES THAT TENANT USES MATERIALS DEEMED "HAZARDOUS" UNDER APPLICABLE LAW IN THE ORDINARY COURSE OF ITS BUSINESS, AND THAT SUCH HAZARDOUS SUBSTANCES WILL BE USED AND STORED IN THE PREMISES. TENANT SHALL PROVIDE LANDLORD WITH MATERIAL SAFETY DATA SHEETS ON ALL SUCH MATERIALS AS WELL AS INFORMATION ON HOW THEY WILL BE STORED AND DISPOSED OF BY NOVEMBER 27. 1996.

         (B) Tenant agrees to comply with all applicable laws, statutes and ordinances concerning toxic or hazardous waste, material or substance and any rules and regulations promulgated by the Metropolitan Sanitary District of Illinois, Federal and State Environmental Protection Agencies AND THE VILLAGE OF VERNON HILLS, and other agencies of government having jurisdiction over such matters;

         (C) Tenant agrees to indemnify and hold harmless the Landlord from any and all liability, cost and expense, including attorneys' fees, in connection with complying with any environmental laws, statutes and ordinances, or any regulation or rules of the Metropolitan Sanitary District or Illinois, Federal and State Environmental Protection Agencies or other agencies of government as a result of Tenant's use of the Building, Premises and Common Areas.

         The agreements contained herein are a material inducement for the Landlord to lease the premises to the Tenant and shall survive the termination of this Lease, whether by lapse of time or otherwise.


3.11 DEFACING PREMISES

         Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any other door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior sills. Tenant shall not do any painting or decorating in the Premises or make, paint, cut or drill into, drive nails, screws or other fasteners into or in any way deface any part of the Premises or the Building without the written consent of Landlord, EXCEPT FOR DECORATING, PICTURE HANGING AND MINOR COSMETIC ALTERATIONS.

3.12 OVERLOADING

         Tenant shall not overload any floor or hang any object from the ceiling or roof supports.


3.13 OBSTRUCTION OF COMMON AREAS

         Tenant, its agents and suppliers shall not permit merchandise, supplies, equipment or other effects to be left in the Common Areas of the Building, except with Landlord's permission and if required by fire or sanitation regulations.


3.14 NUISANCES

        Without the written permission of Landlord, Tenant shall not:

a)   use the Premises for housing, lodging or sleeping purposes;

b) permit preparation of food in the Premises or permit food to be brought into the Premises for consumption therein (warming of coffee and individual lunches and snacks of employees excepted);
c) place any antenna on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises;
d) operate or permit to be operated any musical or sound device inside or outside the Premises which may be heard outside the Premises;
e) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere;

f) make or permit any objectionable noise or odor to emanate from the Premises;
g) do anything in or about the Building tending to create or maintain a nuisance or do any act tending to injure the reputation of the Building;
h) bring or permit to be in the Building any animal or bird (except a dog in the company of a blind person) and except for laboratory rodents properly contained;
i) Tenant shall not permit the storage or repair of any motorized vehicle inside or outside the Premises.


                   ARTICLE 4. ALTERATIONS. MAINTENANCE & REPAIR


4.1  ALTERATIONS BY LANDLORD

         Landlord agrees to make the alterations and improvements to the Premises and to prepare the same for Tenant's occupancy as described on Exhibit B, if any.


4.2   ALTERATIONS BY TENANT

         EXPECT AS SET FORTH IN SECTION 3.11 ABOVE, Tenant shall not make any installation or alteration in or improvement, addition or demolition to the Premises without the prior written approval of Landlord, and if Landlord shall approve, all such work is subject to any reasonable restrictions to preserve intact the architectural design and structural integrity of the Building. Such work shall be performed at the Tenant's expense by employees of or licensed contractors approved or employed by the Landlord and in accordance with applicable regulations and codes.


4.3   OWNERSHIP OF ALTERATIONS

         All installations, alterations, improvements or additions to the Premises (other than Tenant's personal property, SECURITY SYSTEM and trade fixtures) made by the Landlord or Tenant shall become the Landlord's property and shall remain in or upon the Premises upon termination of the Lease except as provided in Article 9.


4.4   MAINTENANCE & REPAIRS

         Landlord shall keep the Building including the roof, exterior walls, foundations and the Common Areas in good condition and repair with the Tenant obligated for Tenant's Proportionate Share per Section 1.3. The cost of maintenance or repairs wholly or partially caused by the negligence or act of the Tenant or any of its agents, visitors, licensees or employees or by Tenant's breach of any provision of this Lease shall be borne by the Tenant, UNLESS COVERED BY INSURANCE.

4.5   MAINTENANCE BY TENANT

         Tenant, at its own expense, shall keep the interior of the Premises in good repair, decorated and in tenantable condition during the entire term of the Lease and shall promptly and adequately repair all damage to the Premises using labor and material approved by Landlord (SUCH APPROVAL NOT TO BE UNREASONABLY withheld). Tenant shall repair and maintain AND (AFTER THE FIRST YEAR OF THE LEASE TERM, PROVIDED TENANT HAS PERFORMED ROUTINE MAINTENANCE) the heating, air conditioning, ventilating, electrical, plumbing equipment and services within the Premises; Landlord represents and warrants that all of the foregoing systems and equipment shall be in good working order on the commencement date AND FOR ONE (1) YEAR THEREAFTER. In the event Tenant fails or refuses to maintain Premises or make such repairs or replacements, Landlord may (but shall not be obligated to), following five (5) days prior written notice to Tenant and Tenant's failure to cure within such period, make such repairs or replacements, and the cost thereof shall be considered additional rent, payable by Tenant upon demand.


4.6   CARPETING

         Tenant shall provide and maintain hard surface protective mats under all desk chairs to avoid excessive wear and tear to carpets. During moving, carpeting is to be protected by a hard surface protective covering. If Tenant fails to so provide, the cost of carpet repair or replacement shall be charged to and paid for by the Tenant.


4.7   CONDITION OF PREMISES

         The Tenant's acceptance of possession of the premises shall be conclusive evidence that the Premises and Building were then in good order and satisfactory condition, EXCEPT FOR (I) ITEMS ON A WRITTEN PUNCH LIST TO BE PREPARED JOINTLY BY REPRESENTATIVES OF LANDLORD AND TENANT PRIOR TO TENANT'S ACCEPTANCE OF POSSESSION AND WHICH SHALL BE COMPLETED BY LANDLORD WITHIN THIRTY
(30) DAYS AFTER TENANT'S ACCEPTANCE OF POSSESSION, SUBJECT TO FORCE MAJEURE, AND
(II) LATENT DEFECTS.

                ARTICLE 5. ASSIGNMENT & SUBLETTING

5.1 ASSIGNMENT & SUBLETTING

         Tenant shall not assign or pledge this Lease or sublet the whole or any part of the Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain fully liable for the payment of the rent specified herein and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease.


5.2   WRITTEN NOTICE

         The Tenant shall give written notice to Landlord of the desire to sublet.


5.3   COLLECTION OF RENT

         Landlord may, at its option, collect directly from such assignee or subtenant all the rents under such assignment or sublease. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.


5.4   LANDLORD'S OPTION

         In addition to but not in limitation of Landlord's right to approve of any subtenant, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting of less than the entire Premises, to release Tenant from all liability as to that part of Premises so sublet or assigned, effective as of the date that such Sublessee or Assignee shall take possession thereof. If Landlord exercises such option, Landlord shall give Tenant written notice within thirty (30) days following Landlord's receipt of Tenant's notice of its intention to sublet and requesting Landlord's approval thereof. In the event that Landlord elects to terminate this Lease as a part of Premises, the rent required to be paid therefor during the unexpired term hereof shall abate based upon the ratio that the total square footage of the part of the Premises so sublet bears to the total original square footage of the Premises.

5.5  COMMISSIONS

         Notwithstanding the provisions of Section 5.4, Tenant shall, at Tenant's sole cost and expense, discharge in full any outstanding commissions or obligations which may be due to any real estate broker retained by Tenant or its assignee or sublessee by reason of any assignment or subletting of Premises or any part thereof with the consent of Landlord. LANDLORD AGREES TO PAY ALL COMMISSION DUE TO KORMAN. LEDERER & ASSOCIATES IN CONNECTION WITH THE INITIAL TERM OF THIS LEASE.


5.6  ASSIGNMENTS TO SUCCESSOR CORPORATION

         Notwithstanding the provisions of the above paragraphs, Tenant may, without Landlord's consent, assign this Lease to any corporation succeeding to substantially all the business and assets of Tenant by merger, consolidation, purchase of assets or to any corporation or entity which is a subsidiary or division of Tenant, provided that the following conditions are satisfied: (a) the total assets and net worth of such assignee shall be equal to or more than that of Tenant immediately prior to such transactions; (b) Tenant is not then in default hereunder; and (c) such successor shall execute and deliver to Landlord an instrument in writing fully assuming all the obligations and liabilities imposed upon Tenant hereunder, together with copies of appropriate financial reports of the successor corporation.



                        ARTICLE 6. INSURANCE & INDEMNIFICATIONS


6.1  INSURANCE

         Tenant shall, at its sole cost and expense, maintain insurance coverage insuring Tenant's personal property against any loss or damage by perils generally included in Fire and Extended Coverage Insurance policies and, further, shall procure and maintain adequate Public Liability and Property Damage insurance and Workmen's Compensation insurance of statutory limits. At the request of Landlord, Tenant shall furnish Certificates of such insurance policies, which Certificates shall provide for not less than ten (10) days' prior notice to Landlord in the event of cancellation or material modification thereof.

         LANDLORD SHALL MAINTAIN AT ALL TIMES DURING THE LEASE TERM, FIRE AND EXTENDED COVERAGE INSURANCE FOR THE FULL REPLACEMENT COST OF THE DEVELOPMENT, AND HAVING A DEDUCTIBLE OF NOT MORE THAN TEN THOUSAND ($10,000.00) DOLLARS PER OCCURRENCE. LANDLORD SHALL ALSO MAINTAIN AT ALL TIMES DURING THE LEASE TERM GENERAL LIABILITY INSURANCE HAVING LIMITS OF NOT LESS THAN TWO MILLION ($2,000,000.00) DOLLARS PER OCCURENCE, PLUS AN UMBRELLA LIABILITY OF NOT LESS THAN ONE MILLION ($1,000,000.00) DOLLARS.

6.2   INCREASE IN INSURANCE PREMIUMS

         In the event of any increase in the Landlord's insurance premiums due to the unusual nature or hazardous operation of the Tenant's business, the Tenant shall pay Landlord an amount equal to the increase of said insurance premium provided, however, that this Section 6.2 shall not be deemed to be a waiver of the right of Landlord to prohibit any use of Premises other than as specified in Section 3.1.

6.3  DAMAGE BY TENANT

         Tenant agrees to pay for all damage done to the Premises or the Building by Tenant and its officers, agents and employees or any other person permitted in the Premises by Tenant, other than same resulting from Landlord's acts, agents and employees, or negligence.


6.4   INSURANCE REGULATIONS

         Tenant, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable Fire and Public Liability insurance covering the Premises and the Building.


6.5   INDEMNIFICATION

         Tenant will indemnify and defend and hold harmless Landlord and its beneficiaries, agents, representatives, and employees from and against any and all claims, actions, damages, liability and expense with respect to injury to persons, including loss of life and damage to property including the loss of use thereof arising from or out of any occurrence in, upon, or at the Premises or the Building, or the occupancy or use by Tenant of the Premises or any part thereof, or the Building or any part thereof, occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, invitees and servants, provided, however, that same shall not have been caused by or resulted from Landlord's acts, agents and employees, or negligence. SUBJECT TO SECTION
6.7 BELOW, in the event Landlord is made party to any litigation commenced by or against Tenant, then Tenant shall indemnify, defend and hold Landlord or their agents, successors, representatives, and employees harmless therefrom and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by them or any of them in connection with such litigation, other than same resulting from Landlord's acts, agents and employees, or negligence.

         LANDLORD WILL INDEMNIFY AND DEFEND AND HOLD HARMLESS TENANT AND ITS BENEFICIARIES, AGENTS, REPRESENTATIVES, AND EMPLOYEES FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, DAMAGES, LIABILITY AND EXPENSE WITH RESPECT TO INJURY TO PERSONS, INCLUDING LOSS OF LIFE AND DAMAGE TO PROPERTY INCLUDING THE LOSS OF USE THEREOF ARISING FROM OR OUT OF ANY OCCURRENCE IN, UPON, OR AT THE PREMISES OR THE BUILDING, OR THE OCCUPANCY OR USE BY LANDLORD OF THE PREMISES OR ANY PART THEREOF, OR THE BUILDING OR ANY PART THEREOF, OCCASIONED WHOLLY OR IN PART BY ANY ACT OR OMISSION OF LANDLORD, ITS AGENTS, CONTRACTORS, EMPLOYEES, INVITEES AND SERVANTS, PROVIDED, HOWEVER, THAT SAME SHALL NOT HAVE BEEN CAUSED BY OR RESULTED FROM TENANT'S ACTS, AGENTS AND EMPLOYEES, OR NEGLIGENCE. SUBJECT TO
SECTION 6.7 BELOW, IN THE EVENT TENANT IS MADE PARTY TO ANY LITIGATION COMMENCED BY OR AGAINST LANDLORD, THEN LANDLORD SHALL INDEMNIFY, DEFEND AND HOLD TENANT OR THEIR AGENTS, SUCCESSORS, REPRESENTATIVES, AND EMPLOYEES HARMLESS THEREFROM AND SHALL PAY ALL COSTS, EXPENSES AND REASONABLE ATTORNEY'S FEES INCURRED OR PAID BY THEM OR ANY OF THEM IN CONNECTION WITH SUCH LITIGATION, OTHER THAN SAME RESULTING FROM TENANT'S ACTS, AGENTS AND EMPLOYEES, OR NEGLIGENCE.


6.6   NON-LIABILITY OF LANDLORD

         Landlord shall not be liable for any damage to property of Tenant or of others located on the Premises or elsewhere in the Building, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise, unless caused by or resulting from the acts or negligence of Landlord, OR ITS agents or employees. SUBJECT TO SECTION 6.7 BELOW, Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, gas, electricity, water, rain or snow leaks from any part of the Premises or elsewhere in the Building or leak backups from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatever nature, UNLESS CAUSED BY OR RESULTING FROM THE ACTS OR NEGLIGENCE OF LANDLORD, ITS AGENTS OR EMPLOYEES.

Landlord shall not be liable for any such damage caused by other tenants or persons in the Premises or elsewhere in the Building, occupants of adjacent property of the Building or the public or caused by construction operations. All property of Tenant kept or stored on the Premises or elsewhere in the Building shall be so kept or stored at the risk of Tenant only, and Tenant shall hold Landlord harmless from any claims arising out of damage to the same unless such damage shall be caused by the willful act or gross neglect of Landlord, agents and employees, or negligence.


6.7   MUTUAL WAIVER OF SUBROGATION RIGHTS

         Except for Landlord's negligence, OR THE NEGLIGENCE OF LANDLORD'S agents OR employees, IF ANY loss, cost, damage or expense resulting from fire, explosion or any other casualty is incurred by either of the parties to this Lease in connection with the Premises or the Building, and such party is then covered (OR IS REQUIRED BY THIS LEASE TO BE COVERED) in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured (OR REQUIRED TO BE SO INSURED) hereby releases the other party from any liability it may have on account of such loss, cost, damage, or expense to the extent of any amount recovered (OR THAT COULD HAVE BEEN RECOVERED HAD SUCH INSURANCE BEEN IN FORCE) by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right or subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided that in the case of increased cost, the other party shall have the right within thirty (30) days following written notice to pay such increased cost, thereupon keeping such release and waiver in full force and effect).


6.8   INTERRUPTION OF SERVICES

         Landlord does not warrant that any of the services to be provided by Landlord pursuant to Article 11 following, or any other service to be provided by Landlord will be free from interruptions caused by repairs, renewals, improvements, changes of service, alterations, work stoppage, labor controversies, accidents, inability to obtain fuel, electricity, water supplies or other cause beyond the reasonable control of Landlord. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages, by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease, EXCEPT THAT (I) INABILITY OF LANDLORD TO PAY FOR ANY SERVICE OR MATERIALS SHALL NEVER EXCUSE LANDLORD FROM ITS OBLIGATIONS UNDER THIS LEASE, AND (II) IN THE EVENT THAT ANY INTERRUPTION OF SERVICE LASTS FOR MORE THAN THREE (3) BUSINESS DAYS AND MATERIALLY INTERFERES WITH TENANT'S BUSINESS OPERATIONS, THEN RENT AND ADDITIONAL RENT HEREUNDER SHALL ABATE UNTIL SUCH SERVICE IS RESTORED.

                  Tenant hereby waives and releases all claims against Landlord for damages for interruption or stoppage of service.


                             ARTICLE 7. MORTGAGES. TITLE. LIENS


7.1  MORTGAGES - SUBORDINATION

         This Lease Agreement and the rights of Tenant pursuant hereto shall, at all times, be subject and subordinate only to the lien of a first mortgage at any time placed on the Building or Premises. Tenant shall, upon the written request of any first mortgagee execute such instruments or documents as may be reasonably required at any time and from time to time to subordinate the rights and interest of Tenant herein to the lien of any such first mortgage. At the election of the first mortgagee, this Lease shall not be terminated or affected by any proceedings instituted to foreclose the lien of any first mortgage, and this Lease shall continue in full force and effect, notwithstanding that any such first mortgagee or any person claiming by, through or under any such first mortgagee shall succeed to the title of Landlord by foreclosure or deed in lieu of foreclosure, and in any such event, Tenant agrees to attorn to any such first mortgagee or its successors and assigns.

         Should any first mortgage be foreclosed, or in the event that the title of Landlord shall be conveyed to any such first mortgagee by deed in lieu of foreclosure, no such first mortgagee, purchaser at such foreclosure sale or their successors or assigns shall be:

         a)       liable for any act or omission of any prior Landlord;

         b) subject to any off-set or defense which Tenant may have against any prior Landlord;

         c) bound by a prepayment of rent or other payments made to Landlord by Tenant for more than the current month.


7.2   ESTOPPEL CERTIFICATE

         Tenant agrees that upon not less than fifteen (15) days prior notice from Landlord, Tenant will deliver to Landlord or to such other person as Landlord shall designate in such notice, a statement in writing in form satisfactory to Landlord certifying among other matters:

         a) that the Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and identifying such modifications);

         b) that Tenant is in possession of the Premises and is paying all rental payments required by this Lease;

         c) that no more than one month's rent (excluding the Security Deposit, if any) has been paid in advance;

         d)      that all work  required to be performed by Landlord  under this
                 Lease  has  been  completed;   e)  the  commencement  date  and
                 expiration date of this Lease; and PAGE

         f) that insofar as Tenant knows, Landlord is not in default under this Lease (or, if Tenant has knowledge of any default, a statement of the nature thereof).


7.3   MODIFICATIONS REQUIRED BY MORTGAGEE

         If any Mortgagee requires a modification or modifications of this Lease and such modification or modifications will not result in any increased cost or expense to Tenant or in any other way substantially alter the rights and obligations of Tenant hereunder, Tenant shall, upon Landlord's request, execute the appropriate instrument or instruments effecting such modification or modifications.


7.4   LANDLORD'S TITLE

         Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

         Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building by reason of services or materials supplied or claimed to have been supplied in connection with any work done in the Premises at the direction of Tenant. If any such mechanic's lien shall at any time be filed, Tenant shall cause the same to be discharged of record or sufficient bond posted over same OR A TITLE INSURANCE ENDORSEMENT OVER SAME TO BE OBTAINED, PROVIDED THE TITLE INSURANCE COMPANY IS APPROVED BY LANDLORD, within thirty (30) days after receipt of notice from Landlord. If Tenant shall fail to discharge or post sufficient bond OR OBTAIN TITLE INSURANCE over such mechanic's lien within such period, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the lien either before or after investigating it.


            ARTICLE 8. EMINENT DOMAIN & DESTRUCTION OF PREMISES


8.1  EMINENT DOMAIN

         If the entire Building or if any substantial part of the Premises shall be taken or condemned by any authority for any public use or purpose, the term of this Lease shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose and without apportionment of the condemnation award. The Tenant shall have no right to share in such award or seek an award for loss of its leasehold interest, the right of Tenant, if any, in and to such award being hereby assigned to Landlord. TENANT SHALL HAVE THE RIGHT, HOWEVER, TO SEEK A SEPARATE AWARD FOR RESTORATION COSTS AND LOSS OF BUSINESS. All rent shall be apportioned as of the date of such termination.

8.2   TOTAL OR PARTIAL DESTRUCTION

         In the event that Premises or other parts of the Building shall be destroyed or so damaged by fire, explosion, windstorm or other casualty ("Casualty") so as to be:

         a) rendered untenantable, Landlord may, at its election, either:

                    i) terminate this Lease as of the date of Casualty by written notice thereof to Tenant within sixty (60) days following the date of Casualty, in which event all rent shall be apportioned on a per diem basis and paid by Tenant to the date of Casualty; or

                    ii) proceed with all due diligence to repair, restore or rehabilitate the Premises or the Building, as the case may be, to the condition existing immediately prior to Casualty ("Restoration Work") and to complete within 150 days of the date of the Casualty, in which event this Lease shall not terminate, and rent shall equitably abate on a per diem basis during the period of Restoration Work to the extent that Tenant is denied use of the Premises by reasons of Restoration Work;

                           Landlord shall proceed with all due diligence to perform or cause Restoration Work to be performed and completed within (90) days of the date of the Casualty, in which event rent shall abate in proportion to the non-useability of the Premises during the period of Restoration Work;

         b) partially damaged but not (IN TENANT'S REASONABLE JUDGMENT AS SET FORTH IN A LETTER TO LANDLORD EXPLAINING TENANT'S REASON FOR CONSIDERING PREMISES UNTENANTABLE) rendered untenantable, Landlord shall proceed with all due diligence to perform or cause Restoration Work to be performed and complete within 150 days of the date of the Casualty, in which event rent shall abate in proportion to the non-useability of the Premises during the period of Restoration Work;

         PROVIDED, HOWEVER, that if Casualty shall occur at any time during the last year of the term of this Lease, Landlord or Tenant shall have the right, at its election, to terminate this Lease as of the date of Casualty, by written notice thereof to the other within thirty (30) days following the date of Casualty.

Notwithstanding the foregoing, in no event shall Landlord be:

          a) responsible for any loss or damage incurred by Tenant or any other person, firm or corporation by reason of goods, wares, merchandise, furniture, fixtures and equipment situated within Premises and damaged by reason of Casualty;

          b) liable or responsible for any other damage incurred by Tenant by reason of Casualty; or


          c) for any delays in Restoration Work caused by labor controversies, riots, acts of God, national emergencies, acts of a public enemy, governmental laws or regulations, inability to procure materials or labor, or both, or any other cause beyond the control of Landlord, IT BEING AGREED THAT INABILITY TO PAY SHALL NEVER EXCUSE LANDLORD'S PERFORMANCE UNDER THIS PARAGRAPH.



                        ARTICLE 9. SURRENDER OF PREMISES

9.1   CONDITION OF PREMISES

         Tenant shall yield to Landlord possession of the Premises in as good condition as when the Tenant took possession, subject to ordinary wear and tear AND LOSS BY FIRE OR OTHER CASUALTY, in accordance with the provision of this Lease. If the Tenant fails to yield the Premises in as good condition as when the Tenant took possession, normal wear and tear excepted, the Landlord may restore the Premises TO such condition, and Tenant shall pay the cost thereof.


9.2   ALTERATIONS OF PREMISES

         Alterations of the Premises remain the property of the Landlord in accordance with the provisions of this Lease EXCLUDING TENANT'S TRADE FIXTURES. In the event Landlord so directs in writing prior TO CONSTRUCTION OF THE IMPROVEMENTS, Tenant shall promptly remove Tenant's alterations (but not alterations made by Landlord UNLESS SO DIRECTED BY LANDLORD PRIOR TO
CONSTRUCTION OF THE IMPROVEMENTS) and repair any damage to the Premises. If Tenant fails to repair such damage, the Landlord may restore the Premises, and Tenant shall pay the cost thereof. LANDLORD AND TENANT SHALL AGREE, PRIOR TO THE CONSTRUCTION OF THE IMPROVEMENTS, WHAT IMPROVEMENTS TENANT SHALL REMOVE AT THE EXPIRATION OF THE LEASE.


9.3   TENANT'S TRADE FIXTURES

         Any trade fixtures which are attached to the Premises, with Landlord's prior written consent, may be removed by Tenant provided that Premises are restored by Tenant to the condition prior to attachment. If the Tenant fails to restore such damage, the Landlord may restore the Premises, and Tenant shall pay the cost thereof.


9.4  PROPERTY PRESUMED ABANDONED

         All Tenant's trade fixtures and personal property not removed from the premises upon termination shall be conclusively presumed to have been abandoned by the Tenant, and title thereto shall pass to Landlord as by a bill of sale. The Tenant shall pay for the cost of removal of such abandoned items.


9.5   SURRENDER OF KEYS

         Tenant shall surrender all keys to Premises and Building and all data relative to combination locks and security systems in Premises (OTHER THAN ANY SECURITY SYSTEMS INSTALLED BY TENANT).


9.6   NOTIFICATION OF SURRENDER

         Not less than thirty (30) days prior to the last day of the term of this Lease, the Tenant shall notify Landlord of the last day of occupancy of the Premises in writing. On the last day of occupancy, Landlord and Tenant shall review the physical condition of the Premises for the purpose of assessing needed repairs to the Premises.


9.7  HOLDOVER BY TENANT

         Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Premises or any part thereof after such termination, then Landlord may, at its option at any time thereafter, serve written notice upon Tenant that such holdover constitutes any one of:

          A) creation of a month-to-month tenancy upon the terms and conditions set forth in this Lease; or

          B) creation of a tenancy at sufferance in any case upon the terms and conditions set forth in this Lease;


PROVIDED, HOWEVER, that the monthly rental (or daily rental under (c)) shall, in addition to all other sums which are to be paid by Tenant hereunder, be equal to double the rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (c) ON A PER DIEM BASIS for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including all loss or damage sustained or incurred by Landlord by reason of any new lease to or the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of the paragraph shall not constitute a waiver by Landlord of any right of reentry; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants or obligations therein on Tenant's part to be performed.



                         ARTICLE 10. LANDLORD'S REMEDIES



         All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.


10.1 If any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed by or against Tenant, or any voluntary or involuntary proceedings in any court shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts, AND (IN THE CASE OF AN INVOLUNTARY PROCEEDING) IS NOT DISMISSED WITHIN SIXTY (60) DAYS OF FILING, or Tenant makes an assignment for the benefits of its creditors, or a trustee or receiver is appointed for Tenant or for the major part of Tenant's property, then in such event, Landlord may, if Landlord so elects and with or without notice of such election and with or without entry or other action by Landlord, forthwith terminate this Lease and, notwithstanding any other provisions of this Lease, Landlord shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the rent specified in
Article I of this Lease for the residue of the stated term hereof.


10.2 If Tenant defaults in the prompt payment of rent and such default shall continue for five (5) or more days after the same be due and payable or in the performance or observance of any other provisions of this Lease and such other default shall continue for THIRTY (30) or more days after WRITTEN notice thereof shall have been given to Tenant, or if the leasehold interest of Tenant be levied upon under execution or attached by process of law, or if Tenant abandons the leased Premises AND CEASES TO PAY RENT, then and in any such event, Landlord, if it so elects with or without notice or demand forthwith, or at any time thereafter while such default continues, either may terminate Tenant's right to possession without terminating this Lease or may terminate this Lease.

10.3 Upon termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Tenant's right to possession without termination of this Lease, the Tenant shall surrender possession and vacate the leased Premises immediately and deliver possession thereof to the Landlord, and hereby grants to the Landlord full and free license to enter into and upon the leased Premises in such event and to repossess the leased Premises and to expel or remove the Tenant and any others who may be occupying or within the leased Premises and to remove any and all property therefrom, using such force as may be necessary without being deemed in any manner guilty of trespass, eviction, forcible entry or detainer, or conversion of property, and without relinquishing the Landlord's rights to rent or any other right given to the Landlord hereunder or by operation of law. UPON A DEFAULT, Tenant covenants and agrees to pay to Landlord after such termination and reentry, at Landlord's option:

               a) at the end of each month of the demised term, the difference, if any, between the rent actually received by Landlord from said demised Premises during such month and the rent agreed to be paid by the terms of this Lease during such month, together with the reasonable expenses of re-letting and altering the improvements on such demised Premises, together with reasonable commissions and attorney's fees; or

               b) damages in an amount equal to the then present value of the rent specified in this Lease, as adjusted for taxes and expenses, for the residue of the stated term hereof, less the fair rental value of the Premises for the residue of the stated term, AS SIMILARLY ADJUSTED FOR TAXES AND EXPENSES.

10.4 If Tenant abandons the Premises AND CEASES TO PAY RENT or otherwise entitles Landlord to so elect and Landlord elects to terminate the Tenant's right to possession only without terminating the Lease, the Landlord may, at the Landlord's option, enter into the leased Premises, remove the Tenant's signs and other evidences of tenancy and take and hold possession thereof as in Paragraph
10.3 of this Article, provided, without such entry and possession terminating the Lease or releasing the Tenant in whole or in part from the Tenant's obligation to pay the rent hereunder for the full term, and in any such case the Tenant shall pay forthwith to the Landlord a sum equal to the entire amount of the rent specified in Article I of this Lease for the residue of the stated term BASED UPON THE NET PRESENT VALUE, plus any other sums then due hereunder. Upon and after entry into possession without termination of this Lease, the Landlord may, but need not, re-let the leased Premises or any part thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord in the Landlord's sole discretion shall determine, and the Landlord shall not be required to accept any tenant offered by the Tenant or to observe any instructions given by the Tenant about such re-letting. In any such case, the Landlord may make repairs, alterations and additions in or to the leased Premises and redecorate the same to the extent deemed by the Landlord necessary or desirable and the Tenant shall, upon demand, pay the reasonable cost thereof, together with the Landlord's expenses of the re-letting including, without limitation, any reasonable broker's commission incurred by the Landlord. If the consideration collected by the Landlord upon any such re-letting for the Tenant's account is not sufficient to pay the full amount of unpaid rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each deficiency.


10.5 If Tenant violates any of the terms and provisions of this Lease or defaults in any of its obligations hereunder other than the payment of any sum payable hereunder, whether the same be rent or otherwise, violation may be restrained or such obligation enforced by injunction, which remedy shall be in addition to all other rights and remedies available to Landlord.


                       ARTICLE 11. LANDLORD SHALL FURNISH

11.1 EQUIPMENT

         Heating,  air  conditioning,   ventilating,   plumbing  and  electrical
equipment in good operating condition when the Tenant takes possession.

         Landlord shall warrant and guarantee, at its sole expense, the heating and air conditioning equipment within the demised premises during the first twelve (12) months of this Lease, provided that Tenant enters into a preventative maintenance contract with a qualified heating and air conditioning contractor to perform preventative maintenance to the equipment at Tenant's sole expense.

         Furthermore, provided Tenant has contracted with a qualified HVAC contractor for preventative maintenance, Landlord and Tenant shall prorate the cost of any repair or replacement of the equipment based upon the percentage of time the Tenant had use of the equipment VS THE USEFUL LIFE OF THE EQUIPMENT AT THE TIME OF FAILURE AS DETERMINED BY LANDLORD, PROVIDED TENANT HAS NOT CAUSED EQUIPMENT TO DETERIORATE PREMATURELY BY VIRTUE OF IMPROPER MAINTENANCE OR USE OF CHEMICALS WITHIN PREMISES THAT HAVE DAMAGED THE EQUIPMENT.

11.2 PARKING

         "Off street" parking facilities for use in common with Landlord and other tenants on a "first come, first served" basis, subject to the applicable laws of the City and State, and all reasonable rules and regulations that may be imposed from time to time by the Landlord.




                     ARTICLE 12. RIGHTS RESERVED TO LANDLORD

         Without limiting any other rights reserved or available to Landlord, Landlord reserves the following rights, to be exercised at Landlord's election without liability to Tenant:

a) to enter the Premises to make inspections at reasonable times during normal business hours without material inconvenience to the Tenant or to show the Premises to prospective tenants or brokers during the last six months of the Lease Term, or lenders or other persons having a legitimate interest in viewing the Premises with 24 hour notice except in the case of an emergency PROVIDED THAT TENANT SHALL HAVE THE RIGHT TO HAVE AN EMPLOYEE ACCOMPANY PROSPECTIVE TENANTS OR BROKERS;

     b)   to change the name or address of the Building;

     c) to exclude or expel from the Premises or Building any person who, in the judgment of the Landlord is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building;

     d) to designate all sources furnishing sign painting and lettering and repairs and maintenance and to designate to anyone the exclusive right to conduct any business or render services in the Development PROVIDED, HOWEVER, THAT THE COST OF SUCH SERVICES DOES NOT EXCEED THE PREVAILING COST OF SUCH SERVICES IN THE MARKETPLACE;

     e) to decorate, remodel, repair, alter or otherwise prepare the leased Premises for re-occupancy during the last six (6) months of the term hereof if, during or prior to such time, Tenant vacates the leased Premises or at any time after Tenant abandons the leased Premises.

     f) to decorate and to make repairs, alterations, additions and improvements, structural or otherwise, in or to the leased Premises in, about, or adjacent to the Building and Development or part thereof, and to perform any acts related to the safety, protection, or preservation thereof, and during such operations to take into and through the leased Premises or any part of the Building all material and equipment required and to close or temporarily suspend operation of entrances, doors, corridors, parking facilities or other facilities, provided that Landlord shall cause as little inconvenience or annoyance to Tenant as is reasonably necessary in the circumstances, and provided further that Tenant's business operations shall not be prevented or materially disrupted. Landlord may do any such work during ordinary business hours, and Tenant shall pay Landlord for overtime and for any other expenses incurred if such work is done during other hours at Tenant's request;

     g) to approve the weight, size and location of heavy machinery and equipment in and about the leased Premises. If considered necessary by Landlord, to require supplementary supports at the Tenant's expense; and

     h)   to hold pass keys to the Premises.

         Landlord's entrance to the Premises for any of the above purposes shall be without being deemed guilty of any eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant, EXCEPT FOR LANDLORD'S NEGLIGENCE OR THE NEGLIGENCE OF ITS AGENTS AND EMPLOYEES.



                            ARTICLE 13. MISCELLANEOUS

13.1 LEGAL FEES

         THE  LOSING  PARTY  shall  pay  all  costs,   expenses  and  reasonable
attorney's fees that may be incurred by THE PREVAILING PARTY in enforcing the terms, covenants and obligations of the Lease.


13.2 ADDITIONAL BILLINGS

         Billings by Landlord for services or required repairs which are not the obligation of Landlord will be deemed as additional rents and are subject to the same rights and remedies as described herein for rents.

13.3 RECEIPT OF RENT AFTER TERMINATION

         No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit or after final judgment for possession of the Premises shall renew, reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.


13.4 SUCCESSORS & ASSIGNS

         Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns.


13.5 NOTICES

         Any notice which may be or is required to be given under this Lease shall be in writing and shall be delivered in person or sent by United States Certified Mail addressed as follows:

          a) if to Landlord, at such address where Tenant is required to pay rent; and

          b) if to Tenant, at the Premises or at such other address as the Tenant shall designate by notice to the Landlord.


13.6 ENTIRE AGREEMENT

         This Lease and the exhibits and riders, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and undertakings between Landlord and Tenant concerning the Premises, and there are no covenants, promises, agreements, conditions, or understandings, either oral or written, between \ them other than as herein set forth. No subsequent alteration, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.


13.7 WAIVER

         No waiver of any default of the Tenant hereunder shall be implied from any omission by the Landlord to take any action on account of such default if such default persist or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.


13.8 CAPTIONS & HEADINGS

                  The article and paragraph headings of this Lease are for convenience only and in no way limit or enlarge the scope of meaning.


13.9 DEFINITIONS

         The terms Lessor and Landlord are used interchangeably, and the terms Lessee and Tenant are used interchangeably. As applicable, the terms Lessor and Landlord shall also mean and include the duly appointed Management Agent of the Building.

13.10 REPRESENTATION AND COMPENSATION OF TENANT REPRESENTATIVES

         With regards to the Landlord and the Landlord's Exclusive Agent (Arthur
J. Rogers & Co.) paying commissions for existing Tenants renewing, extending or expanding their Lease, it is expressly understood, in all cases, that the Tenant's representative, IF ANY, will be directly compensated for it's services by the Tenant. And further, both the Landlord and Landlord's Exclusive Agent reserve the right to require written confirmation from the Tenant, that the Tenant is responsible for such compensation prior to commencing any communications or discussions with the Tenant's Representative.


13.11 Option to Renew

         PROVIDED THAT TENANT IS NOT IN DEFAULT IN THE PERFORMANCE OF THE TERMS, COVENANTS AND AGREEMENTS OF THIS LEASE TO BE PERFORMED BY TENANT, TENANT IS GRANTED THE RIGHT AND OPTION TO EXTEND THE TERM HEREOF FOR TWO (2) ADDITIONAL TERMS \ OF FIVE (5) YEARS, UPON ALL OF THE TERMS, COVENANTS, CONDITIONS AND AGREEMENTS HEREIN SET FORTH, EXCEPT THAT THE RENTAL RATE SHALL BE AT THE PREVAILING MARKET RATE AS THE DATE OF THE RENEWALS.

         TENANT SHALL EXERCISE THESE OPTIONS BY WRITTEN NOTICE SERVED ON LANDLORD NOT LESS THAN SIX (6) MONTHS PRIOR TO THE EXPIRATION DATE OF THIS LEASE FOR THE FIRST OPTION TO RENEW AND SIX (6) MONTHS PRIOR TO THE EXPIRATION DATE OF THE FIRST LEASE EXTENSION FOR THE SECOND OPTION TO RENEW. SHOULD TENANT FAIL TO NOTIFY LANDLORD OF TENANT'S INTENT TO EXERCISE THESE OPTIONS TO RENEW SIX (6) MONTHS PRIOR TO THE EXPIRATION DATES, THESE OPTIONS TO RENEW SHALL BECOME NULL AND VOID.

         IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this Lease Agreement as of the day and year first above written.

FOR LANDLORD:                              THE TENANT:
-------------                              -----------
ARTHUR J. ROGERS & CO.,                    MOLECULAR GERIATRICS CORP.
Agent for the  beneficiary  pursuant       A Delaware Corporation
to Trust  Agreement  established
with  American National  Bank,  as
Trustee,  pursuant  to Trust  A
greement  dated  December  20,
1995 and known as Trust No.
120886-05.

By: /s/ William G. Schmitz                  By: /s/ Bruce N Barron
    -------------------------                  ----------------------
        William G. Schmitz
ATTEST:                                     ATTEST: /s/ David Ellison
        ---------------------                      ------------------
DATED:  _____________________                        11/25/96
                                            DATED: __________________

Landlord's offer may be withdrawn by the Landlord or its Agent at anytime without notice, and does not constitute a binding offer or Lease until properly signed by all parties to the Lease, and a fully executed/copy is delivered by the Landlord to the Tenant. IN THE EVENT THAT LANDLORD FAILS/TO DELIVER FULLY-EXECUTED COPIES OF THIS LEASE TO THE TENANT ON OR BEFORE, DECEMBER 6, 1996 THE TENANT'S OFFER TO LEASE THE PREMISES SHALL BE NULL AND VOID AND LANDLORD SHALL IMMEDIATELY RETURN ANY FUNDS DELIVERED BY TENANT WITH THE EXECUTED LEASE, PROVIDED THAT LANDLORD RECEIVES THREE (3) EXECUTED COPIES OF THIS LEASE BY MONDAY.


NOVEMBER 25.1996.
-----------------

                             FIRST AMENDMENT TO LEASE

THIS AMENDMENT, made the 1ST day of May, 1997 by and between Arthur J. Rogers & Co., Agent for Rogers Centre for Commerce-North Limited Partnership, an Illinois limited partnership, beneficiary of American National Bank and Trust Company of Chicago Trust No. 120886-05, dated December 20, 1995 (hereinafter referred to as "Landlord") and MOLECULAR GERIATRICS CORP., (herein referred to as "Tenant").


                               WITNESSETH

     WHEREAS, on NOVEMBER 22, 1996, Landlord and Tenant entered into a certain Lease, leasing to said Tenant the premises commonly known as 50 Lakeview Parkway, SUITES 110 & 111, Vernon Hills, Illinois 60061.

                                       AND

     WHEREAS, Landlord and Tenant now desire to amend said Lease in the following manner, but in no other respects;

NOW, THEREFORE, in consideration of the premises and of the covenants herein made, Landlord and Tenant agree that the above described Lease be amended as follows:

ARTICLE 1, SECTION 1.0 TERM, is hereby deleted in its entirety and the following substituted therefore;

                  The Lease term is from FEBRUARY 15, 1997 TO MAY 14, 2002.

ARTICLE 1. SECTION 1.1 RENTAL, is hereby deleted in its entirety and the following substituted therefore;


                  Tenant shall pay to Landlord the sum of Four Hundred Fifty Thousand, Two Hundred Twenty-five and no/100 Dollars ($450.225.00) as rent in installments as follows;


         From 2/15/97 to 5/14/97 in monthly installments of $  -0-


         From 5/15/97 to 5/14/98 in monthly installments of $7,356.25


         From 5/15/98 to 5/14/99 in monthly installments of $7,356.25


         From 5/15/99 to 5/14/00 in monthly installments of $7,356.25


         From 5/15/00 to 5/14/01 in monthly installments of $7,725.00


         From 5/15/01 to 5/14/02 in monthly installments of $7,725.00

It is mutually understood and agreed by the parties hereto that, unless specifically changed or amended above, this Amendment does not alter or alter or void any of the provisions, conditions, terms or covenants of the Lease dated November 22, 1996 and that said Lease shall remain in full force and effect.


  IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the date first above written.


THE LANDLORD:                                      THE TENANT:
-------------                                      -----------

ARTHUR J. ROGERS & CO., Agent for                  MOLECULAR GERIATRICS CORP.
Rogers Center for Commerce-North                   A Delaware Corporation
Limited Partnership, an Illinois limited
Partnership, beneficiary of American
National Bank and Trust Company of
Chicago Trust Number 120886-05 and
Dated December 20, 1995.

/s/ William G. Schmitz                            /s/ Bruce N. Barron
___________________________________                _________________

William G. Schmitz - RPA/President



                                                   Bruce N. Barron
                                                   _________________

                                                   Print Your Name


          5/9/97                                          5/ 5/ 97
Dated:   ___________________________               Dated: __________

          Landlord's offer may be withdrawn by the Landlord or it's Agent at anytime without notice, and does not constitute a binding offer or Lease Amendment until properly signed by all parties to the Lease
               Amendment, and a fully executed copy is delivered by the Landlord to the Tenant.

                                          LEASE EXTENSION

     AGREEMENT, made this 18th day of March, 2002 between Arthur J. Rogers & Co., Agent for the beneficiary pursuant to Trust No. 120886-05, dated December 20, 1995 and established with LaSalle Bank as Trustee and Trust Co. of Chicago, by and between ROGERS EXECUTIVE PARKE, as LANDLORD, and Molecular Geriatrics Corp., a Delaware Corporation, as TENANT.

                                   WITNESSETH:

         That the Lease Agreement dated November 22, 1996 and Amended May 1, 1997, between the parties hereto, covering 7,500 square feet of space in the building known by street address as 50 Lakeview Parkway, Suites 110 and 111, Vernon Hills, Illinois 60061, as more particularly shown in said Lease, for a term commencing FEBRUARY 15, 1997 and expiring MAY 14, 2002, is hereby further amended and extended a follows:

     A) Effective MAY 15, 2002 said Lease is extended for a term of five (5) years, expiring MAY 14, 2007.

     B) Effective MAY 15, 2002, Tenant shall pay to Landlord the sum of FOUR HUNDRED NINETY-FIVE THOUSAND, EIGHT HUNDRED TWENTY-FIVE DOLLARS AND NO/100 ($495,825.00) as rent in installments as follows:

     From 05/15/02 to 05/14/03 in monthly installments of $8,106.25

     From 05/15/03 to 05/14/04 in monthly installments of $8,105.25

     From 05/15/04 to 05/14/05 in monthly installments of $8,106.25

     From 05/15/05 to 05/14/06 in monthly installments of $8,500.00

     From 05/15/06 to 05/14/07 in monthly installments of $8,500.00

         C) With  regards to the  Landlord and the  Landlord's  Exclusive  Agent
(Arthur J. Rogers & Co.) paying commissions for existing Tenants renewing, extending or expanding their Lease, it is expressly understood, in all cases, that the Tenant's representative, if any, will be directly compensated for it's services by the Tenant. And further, both the Landlord and Landlord's Exclusive Agent reserves the right to require written confirmation from the Tenant, that the Tenant is responsible for such compensation prior to commencing and communications or discussions with the Tenant's Representative.

         As hereby amended and extended, said Lease dated November 22, 1996 and Amended May 1, 1997 IS IN ALL RESPECTS RATIFIED AND CONFIRMED.


         WITNESS the signature  and seal of Landlord  this      13th        day of     April            ,  2002
                                                            -------------          --------------------
A.D., and the signature and seal of Tenant this                 day of                         , 2002 A.D.
                                                ---------------        ------------------------

LANDLORD:                                       TENANT:
---------                                       -------

Arthur J. Rogers & Co., Agent                   MOLECULAR GERIATRICS CORP.
                                                --------------------------
For the beneficiary pursuant to                 A Delaware Corporation
Trust Agreement established with
LaSalle Bank and Trust Co. of
Chicago, as Trustee pursuant to
Trust Agreement dated December
20, 1995 and known as Trust No.
120886-05
                                                        /s/ David Ellison
/s/ William G. Schmitz                                 -------------------
_________________________________
William G. Schmitz, RPA President                      David Ellison, CFO
            4/13/02                                      4/5/ 02
Date:  __________________________               Date: ____________________


Landlord's offer may withdraw by the Landlord or it's Agent at anytime without notice, and does not constitute a binding offer or Lease Extension until properly signed by all parties to the Lease, and a fully executed copy is delivered by the Landlord to Tenant.

